 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): January 21, 2022

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 21, 2022, the Board of Directors (the “Board”) of Amyris, Inc. (the “Company”), upon the recommendation of the Nominating and Governance Committee of the Board, appointed Ana Dutra to the Board as a Class I director (whose initial term will expire at the Company’s annual meeting of stockholders to be held in 2023 or upon her earlier death, resignation or removal) to fill the vacancy resulting from the resignation of Carole Piwnica from the Board on May 29, 2021. In 2013, Ms. Dutra founded, and currently serves as CEO of, Mandala Global Advisors Inc., a provider of advisory services to boards and management to accelerate business growth through innovation, globalization, M&A, and turnaround strategies. She also serves on the board of directors of three public companies, CME Group, Inc., First Internet Bancorp, and CarParts.com.

Ms. Dutra is eligible for the Company’s standard compensation for non-employee directors, as disclosed in the “Director Compensation” section of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2021, and as amended from time to time by the Board. The Company will enter into an indemnification agreement with Ms. Dutra in the form that it has entered into with its other directors and that is filed as Exhibit 10.01 to the Company’s registration statement on Form S-1 (File No. 333-166135). The indemnification agreement, the Company’s restated certificate of incorporation, as amended, and restated bylaws require the Company to indemnify its directors to the fullest extent permitted by Delaware law.

There is no arrangement or understanding with any person pursuant to which Ms. Dutra was appointed as a member of the Board, and Ms. Dutra does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number     Description
104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: January 26, 2022	By:	/s/ Nicole Kelsey
Nicole Kelsey
Chief Legal Officer & Secretary